DEPOSITS (Schedule of Maturities of Retail and Wholesale Savings Certificates) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014
Maturities of retail and wholesale savings certificates
Within one year	$ 26,180
Beyond one year but within two years	3,460
Beyond two years but within three years	3,189
Beyond three years but within four years	1,046
Beyond four years but within five years	822
Beyond five years	136
Total	$ 34,833